UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	July 23, 2003
LivePerson, Inc.
(Exact name of registrant as specified in its charter)
Delaware	0-30141	13-3861628
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
462 Seventh Avenue, 21st Floor, New York, New York		10018
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code		(212) 609-4200

(Former name or former address, if changed since last report)

ITEM 5.  Other Events and Required FD Disclosure.

As previously disclosed in our filings with the Securities and Exchange Commission (the “SEC”), on November 16, 2001, Corio, Inc. filed a demand for arbitration against us with the American Arbitration Association in San Francisco County, California. The demand was related to a hosted software service contract terminated during 2001. Corio was seeking to recover approximately $1.4 million in damages, fees and expenses.

On July 24, 2003, we received notification of a judgment dated July 23, 2003 relating to that arbitration.  The arbitrator awarded Corio damages of $1,115,440 plus pre-judgment interest from September 21, 2001, which is likely to total approximately $220,000.  We are evaluating our options in connection with this judgment, which include a motion to vacate the award.

In connection with this matter, we had previously reserved $350,000 as part of our 2001 restructuring initiatives, which were accounted for in accordance with the guidance provided in the consensus opinion of the Emerging Issues Task Force (“EITF”) related to EITF Issue No. 94-3, “Liability Recognition for Certain Employee Termination Benefits and Other Costs to Exit an Activity (including Certain Costs Incurred in a Restructuring).”

As a result of the arbitrator’s award, we are required to record a charge of approximately $1.0 million in the quarter ended June 30, 2003.  This charge is associated with our 2001 restructuring initiatives and accordingly will be reported on the “restructuring charge” line item in our condensed consolidated statements of operations for the three and six months ended June 30, 2003. Because our June 30, 2003 interim financial statements have not yet been filed with the SEC, the recording of this charge in the quarter ended June 30, 2003 is required pursuant to Financial Accounting Standards Board Statement No. 5, “Accounting for Contingencies and Statement of Auditing Standards No.1, Codification of Auditing Standards and Procedures, section 560 — Subsequent Events.”

On July 23, 2003, we issued a press release announcing our results of operations and financial condition for the quarter ended June 30, 2003 (which press release is furnished under Item 12 of this Current Report on Form 8-K and included as Exhibit 99.1).  The press release stated that our net income (loss) for the three and six months ended June 30, 2003 was $4,000 or $0.00 per share, and $(79,000) or $(0.00) per share, respectively.  Due to the restructuring charge, we expect that we will have incurred a net loss of approximately $(996,000) or $(0.03) per share, and $(1.1) million or $(0.03) per share, for the three and six months ended June 30, 2003, respectively, to be reported on our condensed consolidated statements of operations for the three and six months ended June 30, 2003.

Also as a result of this charge, our financial expectations for the full year 2003 included in the July 23, 2003 press release will be commensurately affected.

In addition, the July 23, 2003 press release stated that our accrued expenses as of June 30, 2003 were approximately $1.5 million.  Due to the restructuring charge, we expect that our accrued expenses will be reported as approximately $2.5 million on our condensed consolidated balance sheet as of June 30, 2003.

Our condensed consolidated balance sheet as of June 30, 2003 and our condensed consolidated statements of operations for the three and six months ended June 30, 2003 will be filed with our Quarterly Report on Form 10-Q for the quarter ended June 30, 2003.

FORWARD-LOOKING STATEMENTS

Statements in this report regarding LivePerson, Inc. that are not historical facts are forward-looking statements and are subject to risks and uncertainties that could cause actual future events or results to differ materially from such statements. Any such forward-looking statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. It is routine for our internal projections and expectations to change as the quarter progresses, and therefore it should be clearly understood that the internal projections and beliefs upon which the Company bases its expectations may change prior to the end of the quarter. Although these expectations may change, we are under no obligation to inform you if they do. Our company policy is generally to provide our expectations only once per quarter, and not to update that information until the next quarter. Actual events or results may differ materially from those contained in the projections or forward-looking statements. The following factors, among others, could cause LivePerson’s actual results to differ materially from those described in a forward-looking statement: the limited history of providing the LivePerson services; our limited historical annual revenue and history of losses; the possible unavailability of financing as and if needed; an unproven business model; our dependence on the success of the LivePerson chat service; continued use by our clients of the LivePerson services; potential fluctuations in our quarterly and annual results; risks related to adverse business conditions experienced by our clients; our dependence on key employees; risks related to our international operation, particularly our operations in Tel Aviv, Israel, and the current civil and political unrest in that region; competition for qualified personnel; competition in the real-time sales and customer service technology market; building awareness of the LivePerson brand name; technology systems beyond LivePerson’s control and technology-related defects that could disrupt the LivePerson services; our dependence on the growth of the Internet as a medium for commerce and the viability of the infrastructure of the Internet; and responding to rapid technological change. This list is intended to identify only certain of the principal factors that could cause actual results to differ from those discussed in the forward-looking statements. Readers are referred to the reports and documents filed from time to time by LivePerson with the Securities and Exchange Commission for a discussion of these and other important risk factors that could cause actual results to differ from those discussed in forward-looking statements.

ITEM 7.  Financial Statements and Exhibits.

            (c)  Exhibits.  The following documents are included as exhibits to this report:

                        99.1     Press release issued July 23, 2003.

ITEM 9.  Regulation FD Disclosure (information furnished under Item 12, “Results of Operations and Financial Condition”).

The information contained in this item is intended to be furnished under Item 12, “Results of Operations and Financial Condition,” and is provided under Item 9 pursuant to interim guidance issued by the Securities and Exchange Commission in Release Nos. 33-8216 and 34-47583. As such, the information hereunder shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into a filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

A copy of the press release issued by LivePerson, Inc. on July 23, 2003, announcing its results of operations and financial condition for the quarter ended June 30, 2003, is included herewith as Exhibit 99.1 and is incorporated herein by reference.

The Current Report on Form 8-K (Item 5), dated and filed July 24, 2003, announcing notification to LivePerson of an award against it in an arbitration matter with Corio, Inc., is incorporated herein by reference. The information contained in Item 5 to this Current Report on Form 8-K is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LIVEPERSON, INC.
(Registrant)
July 25, 2003	/s/ TIMOTHY E. BIXBY
Date	Timothy E. Bixby President, Chief Financial Officer and Secretary

EXHIBIT INDEX

Exhibit

99.1	Press release issued July 23, 2003.